Exhibit 99.1

AMENDED AND RESTATED BY LAWS

OF

WESTERN ASSET INVESTMENT Grade INCOME FUND INC.

(as of APRIL 14, 2020)

ARTICLE I. OFFICES

Section 1.01. Registered Office. The registered office of Western Asset Investment Grade Income Fund Inc. (hereinafter called the Corporation) in the State of Delaware shall be at 306 South State Street, City of Dover, County of Kent, and the name of the registered agent in charge thereof shall be United States Corporation Company.

Section 1.02. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors (hereinafter called the “Board”) may from time to time determine or as the business of the Corporation may require.

ARTICLE II. MEETINGS OF STOCKHOLDERS

Section 2.01. Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

Section 2.02. Special Meetings. A special meeting of the stockholders for the transaction of any proper business may be called at any time by the Board.

Section 2.03. Place of Meeting. Meetings of the stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated in the respective notices or waivers of notice thereof.

Section 2.04. Notice of Meetings. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his post office address furnished by him to the Secretary of the Corporation for such purpose or, if he shall not have furnished to the Secretary his address for such purpose, then at his post office address last known to the Secretary, or by transmitting a notice thereof to him at such address by telegraph, cable, or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

Section 2.05. Quorum. Except in the case of any meeting for the election of directors summarily ordered as provided by law, the holders of record of a majority in voting interest of the shares o£ stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Section 2.06. Voting.

(a)       Each stockholder shall at each meeting of the stockholders be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the Corporation:

(i)       on the date fixed pursuant to Section 6.03 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

(ii)       if no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

(b)       Shares of its own stock belonging to the Corporation shall not be entitled to vote. Persons holding in a fiduciary capacity stock of the Corporation shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

(c)       Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy; provided, in the case of a vote by proxy, the stockholder or his duly authorized agent has either (1) signed a written instrument authorizing such proxy to act, or (2) authorized the proxy to act by any other means allowed by applicable law; and, further provided, however, that no proxy shall be voted or acted upon with respect to any meeting of stockholders other than the meeting (including any adjournment thereof) with respect to which such proxy was solicited. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided by these bylaws or in any applicable provision of the Investment Company Act of 1940 or otherwise by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

Section 2.07. List of Stockholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.08. Judges. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

Section 2.09. Action Without Meeting. Except as otherwise required by law, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum numbers of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 2.10. Virtual Meetings. Notwithstanding anything to the contrary in these Bylaws, the Board or a committee of the Board authorized for such purpose may determine at any time, including, without limitation, after the calling of any meeting of stockholders, that any meeting of stockholders be held solely by means of remote communication or both at a physical location and by means of remote communication. Notwithstanding anything to the contrary in these Bylaws, if it is determined after notice of the meeting has been sent to stockholders that participation by stockholders in the meeting shall or may be conducted by means of remote communication, notice thereof may be provided at any time by press release or any other means of public communication or as otherwise required by applicable law. Stockholders and proxy holders entitled to be present and to vote at the meeting that are not physically present at such a meeting but participate by means of remote communication shall be considered present in person for all purposes under these Bylaws and may vote at such a meeting. Subject to any guidelines and procedures that the Board may adopt, any meeting at which stockholders or proxy holders are permitted to participate by means of remote communication shall be conducted in accordance with the following, unless otherwise permitted by applicable law or regulation:

(a)       The Corporation shall implement, at the direction of the President or the President’s designee, reasonable measures to verify that each person considered present and authorized to vote at the meeting by means of remote communication is a stockholder or proxy holder;

(b)       The Corporation shall implement, at the direction of the President or the President’s designee, reasonable measures to provide the stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings; and

(c)       In the event any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action shall be maintained by the Corporation.

ARTICLE III. BOARD OF DIRECTORS

Section 3.01. General Powers. The property, business and affairs of the Corporation shall be managed by the Board.

Section 3.02. Number and Term of Office. The Corporation shall have one or more directors, the number of directors to be determined from time to time by vote of a majority of the directors then in office. Directors need not be stockholders. Each of the directors of the Corporation shall hold office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed in the manner hereinafter provided.

Section 3.03. Election of Directors. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

Section 3.04. Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.05. Vacancies. Subject to the provisions of the Investment Company Act of 1940, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed in the manner hereinafter provided.

Section 3.06. Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Subject to the provisions of the Investment Company Act of 1940, the directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.07. First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

Section 3.08. Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

Section 3.09. Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President or any two directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least seventy-two (72) hours before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph or cable or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.10. Quorum and Manner of Acting. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except that when a vacancy or vacancies exist, a majority of the remaining directors (provided such majority consists of not less than the lesser of (a) the number of directors set forth in Section 3.02, or (b) two (2) directors) shall constitute a quorum. Unless otherwise required by the Bylaws or by law, all matters shall be decided at such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

Section 3.11. Action by Consent. Unless otherwise required by law, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, respectively, give consents thereto in writing or by electronic transmission and such consents are filed in paper or electronic form with the minutes of proceedings of the Board or committee.

Section 3.12. Removal of Directors. Subject to the provisions of the Certificate of Incorporation, any director may be removed at any time, either with or without cause, by the affirmative vote of the stockholders having a majority of the voting power the Corporation, given at a special meeting of the stockholders called for the purpose.

Section 3.13. Compensation. The directors shall receive only such compensation for their services as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or committees of the Board. Neither the Board may reimburse by him on the Board payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

Section 3.14. Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board.

Section 3.15. Investment Advisory Agreement. The Board may at any time and from time to time enter into one or more investment advisory agreements whereby the other party or parties to such agreement(s) shall undertake to furnish to the Corporation such management, investment advisory, statistical research and clerical services and facilities, and such other services and facilities, as the Board determine.

ARTICLE IV. OFFICERS

Section 4.01. Number. The officers of the Corporation shall consist of a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the

Board), a Secretary and a Treasurer. Any two offices except those of President and Vice President may be held by one person.

Section 4.02. Election, Term of Office and Qualifications. The officers of the Corporation, except such officers as may be appointed in accordance with Section 4.03, shall be elected annually by the Board at the first meeting thereof held after the election thereof. Each officer shall hold office until his successor shall have been duly chosen and shall qualify or until his resignation or removal in the manner hereinafter provided.

Section 4.03. Assistants, Agents and Employees, Etc. In addition to the officers specified in Section 4.01, the Board may appoint other assistants, agents and employees as it may deem necessary or advisable, including one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

Section 4.04. Removal. Any officer, assistant, agent or employee of the Corporation may be removed, with or without cause, at any time: (i) in the case of an officer, assistant, agent or employee appointed by the Board, only by resolution of the Board; and (ii) in the case of any other officer, assistant, agent or employee, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

Section 4.05. Resignations. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.06. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or other cause, may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments or elections to such office.

Section 4.07. The President. The President of the Corporation shall be the chief executive officer of the Corporation and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its several officers, assistants, agents and employees.

Section 4.08. The Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board may from time to time prescribe. At the request of the President, or in the case of the President’s absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

Section 4.09. The Secretary. The Secretary shall, if present, record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed in one or more books provided for that purpose; he shall see that all notices are duly given in accordance with these Bylaws and as required by law; he shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, he shall perform all the duties incident to the office of Secretary and such other duties as may from tire to time be assigned to him by the Board.

Section 4.10. The Treasurer. The Treasurer shall have the general care and custody of the funds and securities of the Corporation, and shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board. He shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. He shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. He shall, in general, perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board.

Section 4.11. Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

ARTICLE V. SEAL

Section 5.01. Corporate Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and show that it was incorporated in the State of Delaware in the year 1972.

ARTICLE VI. STOCK CERTIFICATES

Section 6.01. Form and Execution of Certificates. The shares of the Corporation shall be represented by certificates in such form as shall be approved by the Board, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 6.02. Regulations. The Board shall have the power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock, and may appoint a transfer agent or transfer agents and a registrar or registrars of transfer, and may require all stock certificates to bear the signature or the facsimile signature of any such transfer agent and registrar of transfers.

Section 6.03. Fixing Date of Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders or expressing consent to corporate action without a meeting the Board shall not fix such a record date, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

ARTICLE VII. INDEMNIFICATION

Section 7.01. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise (each an “Indemnitee”), whether the basis of such action, suit or proceeding is any alleged action in an official capacity as director, officer or representative, or in any other capacity while serving as a director, officer, employee, agent or representative, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by law, against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith; provided that such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the Corporation’s best interests, and with respect to any criminal action or proceeding, had no reasonable cause to believe such Indemnitee’s conduct was unlawful. To the extent permitted by applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”): an Indemnitee shall be deemed to (i) have met the standard of conduct required for indemnification by this Article VII, and (ii) not have engaged in Disabling Conduct (as described in Section 7.03 of this Article VII), unless the Corporation shall establish the contrary by clear and convincing evidence, and; the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not meet such standard or that the Indemnitee engaged in Disabling Conduct.

Section 7.02. Non-Exclusivity. The rights to indemnification and advancement of expenses provided in this Article VII shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement, vote of stockholders or disinterested directors, or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such Indemnitee.

Section 7.03. Willful Misfeasance, Bad Faith, Etc.; Determination as to Eligibility. Notwithstanding anything to the contrary contained in this Article VII, the Corporation shall not indemnify any Indemnitee against any liability to the Corporation or its stockholders resulting from the Indemnitee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Indemnitee as described in Section 17(h) of the 1940 Act (“Disabling Conduct”). Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom a proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct by (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding (“Disinterested, Non-party Directors”), or (ii) an independent legal counsel in a written opinion.

Section 7.04. Advancement of Expenses. The Corporation shall pay in advance of the final disposition of any action, suit, proceeding or investigation, whether civil or criminal, the costs and expenses, including attorneys’ fees, reasonably and actually incurred by an Indemnitee who is or was a director or officer of the Corporation in defending any such action, suit or proceeding or responding to any such investigation, upon receipt from the Indemnitee of a written undertaking to repay all sums advanced in respect of such action, suit, proceeding or investigation unless it is ultimately determined that the Indemnitee is entitled to indemnification from the Corporation. In addition, at least one of the following conditions must be met: (a) the Indemnitee shall provide a security for his or her undertaking, (b) the Corporation shall be insured against losses arising by reason of any lawful advances, or (c) a majority of a quorum of the Disinterested, Non-party Directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of the facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the Indemnitee ultimately will be entitled to indemnification. The Corporation may pay in advance of the final disposition of any action, suit, proceeding or investigation, whether civil or criminal, the costs and expenses, including attorneys’ fees, reasonably and actually incurred by an Indemnitee who is or was an employee or agent of the Corporation upon such terms and conditions, if any, as the Directors deem appropriate.

Section 7.05. Continuation of Rights; Effect of Amendments. The rights to indemnification and advancement of costs and expenses as provided in this Article shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation (or a legal representative of any such director, officer, employee or agent), or who is no longer serving at the request of the Corporation as a director, officer, employee or agent of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise. No amendment to this Article VII or these bylaws shall operate to terminate any right to indemnification or advancement of costs and expenses to which an Indemnitee is entitled at the time of any such amendment.

ARTICLE VIII. WAIVERS

Section 8.01. Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation of the Corporation or by law, the person entitled to said notice may waive such notice in writing either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

ARTICLE IX. AMENDMENTS

Section 9.01. Amendments to Bylaws. These Bylaws may be amended or altered by vote of a majority of directors then in office at any meeting. Such authority in the Board is subject to the power of stockholders to change or repeal such Bylaws by a majority vote of the stockholders present or represented at any annual or special meeting of stockholders called for such purpose.

ARTICLE X. NET ASSET VALUE

Section 10.01. Times of Determination. The Board or its delegates shall determine the net asset value of the Corporation as of the close of trading on the New York Stock Exchange on the last business day of each week on which such Exchange is open for unrestricted trading (or on such other day as the Board may determine) and as of such other times as the Board shall designate.

Section 10.02. Computation of Per Share Net Asset Value.

(a)       Net Asset Value Per Share. The net asset value of each share of common stock of the Corporation as of any particular time shall be the quotient obtained by dividing the value of the net assets of the Corporation by the total number of shares of common stock issued and outstanding.

(b)       Value of Corporation’s Net Assets. The value of the Corporation’s net assets as of any particular time shall be the value of the Corporation’s assets less its liabilities, determined and computed as follows:

(i)       Corporation’s Assts. The Corporation’s assets shall be deemed to include: (A) all cash on hand or on deposit, including any interest accrued thereon, (B) all bills and demand notes and account receivable, (C) all securities owned or contracted for by the Corporation, (D) all stock and cash dividends and cash distributions payable to but not received by the Corporation (when the valuation of the underlying security is being determined ex-dividend), (E) all interest accrued on any interest-bearing securities owned by the Corporation (except accrued interest included in the valuation of the underlying security) and (F) all other property of every kind and nature, including prepaid expenses.

(ii)       Valuation of Assets. The value of such assets is to be determined as follows:

(1)       Cash and Prepaid Expenses. The value of any cash on hand and of any prepaid expenses shall be deemed to be their full amount.

(2)       Other Current Assets. The value of any cash on deposit, bills, demand notes, accounts receivable, and cash dividends and interest declared or accrued as aforesaid and not yet received shall be deemed to be the full amount thereof, unless the Board shall determine that such item is not worth its full amount. In such case the value of the item shall be deemed to be its reasonable value, as determined by the Board.

(3)       Marketable Securities. The value of any marketable security for which current market quotations are readily available shall be determined by reference to such quotations.

(4)       Other Securities and Property. The value of any other property, the valuation of which is not provided for above, shall be its fair value as determined in good faith by or at the direction of the Board.

(iii)       The Corporation’s Liabilities. The Corporation’s liabilities shall be deemed to include (A) all bills and accounts payable, (B) all administrative expenses accrued, (C) all contractual obligations for the payment of money or property, including, as of the ex-dividend date thereof, the amount of any declared but unpaid dividends upon the Corporation’s shares, (D) all reserves authorized or approved by the Board of taxes or contingencies and (E) all other liabilities of whatsoever kind and nature, provided that any liabilities represented by the Corporation’s outstanding shares of capital stock and surplus shall not be included.

ARTICLE XI. EXCLUSIVE FORUM

Section 11.01. Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, these Bylaws (in each case, as the same may be amended or supplemented from time to time), or (d) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware. If the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, then the sole and exclusive forum for such action or proceeding shall be another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the United States District Court for the District of Delaware. Any person who, or entity that, holds, purchases or otherwise acquires an interest in stock of the Corporation (including any “beneficial owner”, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall be deemed (i) to have notice of, and to have consented to and agreed to comply with, the provisions of this Section 11.01, and (ii) to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in this Section 11.01.

If any action the subject matter of which is within the scope of this Section 11.01 is filed in a court other than as specified above in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the Court of Chancery of the State of Delaware, another court in the State of Delaware or the federal district court in the District of

Delaware, as appropriate, in connection with any action brought in any such court to enforce this Section 11.01 and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the action as agent for such stockholder.